Exhibit 10.7

CERTAIN INFORMATION IN THIS DOCUMENT, MARKED BY [**], HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10)(iv). SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

THIRD AMENDMENT TO

SERVICE AGREEMENT

THIS THIRD AMENDMENT TO SERVICE AGREEMENT (“Third Amendment”) is entered into as of _8/13/2024_____ (“Third Amendment Effective Date”), by and between Dave Operating LLC, f.k.a. Dave, Inc., a Delaware limited liability company (“Customer”), and Galileo Financial Technologies, LLC, a Delaware limited liability company (“Galileo”).

A.
Customer and Galileo are parties to that certain Service Agreement dated March 18, 2020 (as amended, modified, or supplemented, the “Agreement”). Capitalized terms used herein but not defined have the meanings given to them in the Agreement.

B. Pursuant to Section 12.9 of the Agreement, the Agreement may be amended upon the written approval of Customer and Galileo. Customer and Galileo desire to amend the Agreement as set forth herein.

In consideration of the promises and covenants contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties mutually agree as follows:

1.
Amendment.

1.1.
Customer and Galileo hereby amend the [**] section of Exhibit C [**] by inserting the following line item:

[**]

2. Miscellaneous. This Third Amendment constitutes the entire agreement between Customer and Galileo concerning the subject matter of this Third Amendment. Except as explicitly amended by this Third Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect. This Third Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of this Third Amendment by telefacsimile or email shall be equally as effective as delivery of an original executed counterpart of this Third Amendment.

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IN WITNESS WHEREOF, the undersigned hereby acknowledge and certify that as of the Third Amendment Effective Date, they are duly authorized to sign on behalf of and legally bind the applicable entity named below by executing this Third Amendment.

Dave Operating LLC: By: ___/s/ Kyle Beilman______ Name: __Kyle Beilman________ Its: __Chief Financial Officer____	Galileo Financial Technologies, LLC: By: __/s/ William Kennedy__ Name: __William Kennedy__ Its: _Chief Financial Officer